SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 24, 2002
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                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)

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    Delaware                        1-3526                       58-0690070
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 (State or other jurisdiction   (Commission File  (IRS Employer Identification
      of incorporation)              Number)                            No.)


                270 Peachtree Street, NW, Atlanta, Georgia 30303
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code          (404) 506-5000
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                                       N/A
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     (Former name or former address, if changed since last report.)



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2

Item 5.         Other Events.
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                On July 24, 2002, The Southern Company ("Southern"), Southern

Company Capital Funding, Inc. ("Capital") and Southern Company Capital Trust VI

(the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 8,000,000 7.125% Trust Preferred Securities (liquidation amount

$25 per Preferred Security). Said Preferred Securities were registered under the

Securities Act of 1933, as amended, pursuant to the registration statement

(Registration Statement Nos. 333-65178, 333-65178-01, 333-65178-02 and

333-65178-03) of Southern, Capital and the Trust.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c) Exhibits.

            1.3 Underwriting Agreement, dated July 24, 2002, among Southern, Capital, the Trust and Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as Representatives of the Underwriters named in Schedule I thereto.

           4.4 Fourth Supplemental Indenture dated as of July 31, 2002, providing for the issuance of Capital's Series F 7.125% Junior Subordinated Notes due June 30, 2042.

           4.7-A Amended and Restated Trust Agreement f Southern Company Capital Trust VI.

           4.8-A Form of Preferred Security of Southern Company Capital Trust VI (included in Exhibit 4.7-A above).

           4.10 Form of Series F 7.125% Junior Subordinated Note (included in Exhibit 4.4 above).

          4.11-A Preferred Securities Guarantee of Southern relating to the Preferred Securities.

          4.12-A Agreement as to Expenses and Liabilities relating to Southern Company Capital Trust VI (included in
                   Exhibit 4.7-A above).

          5.1      Opinion of Troutman Sanders LLP.
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          5.2-A    Opinion of Richards, Layton & Finger, P.A., relating to
                   Southern Company Capital Trust VI.

          8        Tax Opinion of Troutman Sanders LLP.

          12.1     Computation of ratio of earnings to fixed charges.

          12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     July 31, 2002             THE SOUTHERN COMPANY



                                     By    /s/Patricia Roberts
                                           Patricia Roberts
                                            Assistant Secretary